U.S. Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2005
STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Garfield Street, Denver, Colorado 80206

(Address of principal executive offices; zip code)
(303) 399-2400

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry Into Material Definitive Agreement
On August 1, 2005, StarTek, Inc. and Rodd E. Granger entered into an offer letter in connection with the appointment of Mr. Granger as Executive Vice President and Chief Financial Officer of StarTek, Inc. The letter provides for an annual salary of $220,000 per year, subject to future increases based upon performance and goal achievements. Mr. Granger is eligible to participate in the StarTek Leadership Incentive Plan, wherein he may receive a bonus of up to 50% of his actual base earnings effective as of August 1, 2005. The portion of the aforementioned 50% bonus that Mr. Granger receives is dependent on the level of achievement toward corporate-wide financial targets, as described in the StarTek Leadership Incentive Plan. Mr. Granger was also awarded 65,000 shares of StarTek, Inc. common stock at a strike price of $16.52, the price of StarTek, Inc.’s common stock as of the close of the stock market on Friday July 29, 2005. These options will vest ratably over a 5 year period.
If Mr. Granger’s employment at StarTek, Inc. terminates for any reason other than “cause,” he will receive twelve months of severance. For the purposes of this agreement, “cause” shall require a reasonable good faith determination by StarTek, Inc. and is defined as (1) an act or acts constituting a felony; (2) an act or acts constituting dishonesty or disloyalty with respect to StarTek; (3) an act or acts constituting fraud; and/or (4) an act or acts that materially adversely affect StarTek’s business or reputation.
Mr. Granger previously signed a standard Form of Indemnification Agreement with StarTek, Inc. upon his initial appointment to Interim CFO in May of 2005. This Indemnification Agreement is hereby incorporated by reference to Exhibit 10.49 to our Form 10-K for the year ended December 31, 2004.

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On August 1, 2005, StarTek, Inc. appointed Rodd E. Granger as Executive Vice President and Chief Financial Officer, effective immediately. Mr. Granger, 40, has been a Vice President of StarTek since July 2004, and previously served as Interim Chief Financial Officer from October 1, 2004, to January 3, 2005 and from March 1, 2005 to August 1, 2005. From 1997 to July 2003, he held several officer level positions at TeleTech Holdings, Inc., most recently as Vice President — Global Pricing Strategies. Prior to joining TeleTech, Mr. Granger worked in finance at US West Communications and was an audit manager with KPMG Peat Marwick.

ITEM 9.01.	Exhibits

Exhibit No.	Description
10.23	Offer Letter for Rodd E. Granger, effective as of August 1, 2005

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.
Date: August 4, 2005	By:	/s/ Steven D. Butler
Steven D. Butler
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.23	Offer Letter for Rodd E. Granger, effective as of August 1, 2005